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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS




         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of the Tech Data Corporation 1995 Employee Stock Purchase Plan of our report dated March 21, 1995, which appear's in Tech Data Corporation's Annual Report on Form 10-K for the year ended January 31, 1995.





/s/ Price Waterhouse
- --------------------
PRICE WATERHOUSE LLP

Tampa, Florida
June 21, 1995